SCHEDULE 14A
                                (Rule 14a-101)

                INFORMATION REQUIRED IN INFORMATION STATEMENT

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934



Check the appropriate box:
/  /  Preliminary Proxy Statement
/  /  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
      14a-6(e)(2)
/X /  Definitive Proxy Statement
/  /  Definitive Additional Materials
/  /  Solicitation  Material  Pursuant to Section  240.14a-11(c)  or Section
      240.14a-12

                       AVALON CORRECTIONAL SERVICES, INC.
                 (Name of registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
 / X /      No fee required.
 /   /      Fee  computed  on  table  below  per  exchange  Act  Rules  14a-6(i)
                 (1) and 0-11.
      1) Title of each class of securities to which transaction applies.



      2) Aggregate number of securities to which transaction applies:



      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)


      4) Proposed maximum aggregate value of transaction:


      5) Total fee paid:


     / / Fee paid previously with  preliminary  materials.
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)      Amount Previously Paid:


     2)      Form, Schedule or Registration Statement No.:


     3)      Filing Party:


     4)      Date Filed:

                    AVALON CORRECTIONAL SERVICES, INC.
                            13401 Railway Drive
                          Oklahoma City, OK 73114
                         Telephone: (405) 752-8802
                               --------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD MAY 24, 2000
                               --------------


To the Shareholders:

      Notice is hereby given that the 2000 Annual Meeting of Shareholders of Avalon Correctional Services, Inc. (The "Company") will be held at the Villa at Greeley located at 1750 Sixth Avenue, Greeley, Colorado 80631 on Wednesday, May 24, 2000, at 10:00 A.M. local time, for the following purposes:

          1.To elect one director to serve for a three year term and until the election and qualification of his successor.

          2.To ratify the appointment of Grant Thornton L.L.P., independent certified public accountants, as auditor to examine the financial statements of the Company for the year ending December 31, 2000.

          3. To consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on April 17, 2000, as the record date for the determination of shareholders entitled to notice and to vote. Such shareholders may vote in person or by proxy. A complete list of the shareholders entitled to vote at the Annual Meeting will be available for examination by shareholders, for any purpose germane to the meeting, during ordinary business hours, during a 10-day period preceding the date of the meeting, at the executive office of the Company, 13401 Railway Drive, Oklahoma City, Oklahoma 73114.

      Shareholders are invited to attend the meeting in person. Whether or not you plan on attending the meeting in person, it is important that your shares be represented and voted at the meeting in accordance with your instructions. Therefore, you are urged to fill in, sign, date and return the accompanying proxy in the enclosed envelope. No postage is required if mailed in the United States.
                                                /s/ Randall J.  Wood
April 17, 2000                                  ------------------------------
                                                Randall J. Wood
                                                Secretary

                    AVALON CORRECTIONAL SERVICES, INC.
                             ----------------

                             PROXY STATEMENT
                             ----------------

                           GENERAL INFORMATION


      This Proxy Statement together with the Annual Report on Form 10-KSB are being furnished to Shareholders by the Board of Directors of Avalon Correctional Services, Inc. (The "Company") for the Annual Meeting of Shareholders to be held at the Villa at Greeley located at 1750 Sixth Avenue, Greeley, Colorado 80631 on May 24, 2000, at 10:00 a.m. local time. The Company's Shareholders will consider and vote upon the proposals described herein and referred to in the Notice of Annual Meeting accompanying this Proxy Statement.

      The close of business on April 17, 1999, has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On March 31, 2000, there were outstanding and entitled to vote 4,715,900 Shares of Common Stock. Each Share of Common Stock (the "Shares") is entitled to one vote on each matter to be considered at the Annual Meeting. For a description of the principal holders of such Shares, see "Voting Securities and Principal Holders Thereof" below.

      The  Company's  principal  executive  office is located  at 13401  Railway
Drive,    Oklahoma   City,    Oklahoma   73114.   The   company's   website   is
www.avaloncorrections.com.

      This Proxy Statement is being furnished to Shareholders on or about April 20, 2000.

                SOLICITATION OF PROXIES AND VOTING RIGHTS

      The presence, in person or by proxy, of the holders of one-third (1/3) of the votes represented by the outstanding shares of the Corporation's common stock is necessary to constitute a quorum at the Annual Meeting. Holders of shares are entitled to one vote per share of common stock and are not allowed to cumulate votes in the election of directors.

      Subject to the rights of shareholders to revoke their proxies, the shares represented by each proxy executed in the accompanying form of proxy will be voted at the meeting in accordance with the instructions therein. Proxies on which no voting instructions are indicated will be voted FOR the election of the nominee for director and FOR the appointment of Grant Thornton, L.L.P. as auditors and in the best judgment of proxy holders on any other matter that may properly come before the Annual Meeting. If a broker indicates on a proxy that it does not have discretionary authority to vote shares on a certain matter, those shares will not be considered present and entitled to vote with respect to that matter. If a shareholder indicates on a proxy card that such shareholder abstains from voting with respect to a proposal, the shares will be considered as present and entitled to vote with respect to that matter, and abstention will have the effect of a vote AGAINST the proposal. In accordance with Nevada law, a shareholder entitled to vote for the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors.

      Shareholders have the unconditional right to revoke their proxies at any time prior to the voting of their proxies at the Annual Meeting by giving written notice to the Secretary of the Corporation or by attending the Annual Meeting and voting in person.

      The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Corporation. The Corporation does not intend to solicit proxies other than the mailing of proxy materials. All Proposals require the affirmative vote of a majority of shares represented and voting at the Annual Meeting.

                           ELECTION OF DIRECTOR
                              (Proposal One)

      The by-laws of the Corporation as amended by the Board of Directors and as ratified by the Shareholders provide that the number of directors who shall constitute the whole board shall be such number as may be fixed from time to time by the Board of Directors and vacancies in the Board may be filled by the Board of Directors until the next annual meeting of the Shareholders. The by-laws provide that the Board members are divided into three classes of directors with the term of office of one class expiring each year. Staggered terms for Directors are considered anti-takeover in nature, inhibiting a change in control of the Corporation and so possibly reduce the value of the stock to anyone attempting to acquire control of the Corporation. At present, the Board of Directors consists of five members, Donald E. Smith, Jerry M. Sunderland, Robert O. McDonald, Mark S. Cooley and James P. Wilson. Since this is the third year in which staggered terms would be voted on, only one director class is to be voted on by the Shareholders.

     In the 1999 annual meeting, Messrs. Smith and Wilson were elected to serve three year terms. Board members Messrs. Sunderland, McDonald, Smith and Wilson are not being voted on at this year's meeting because their terms extend beyond this year. Mr. Cooley is nominated for a three year term to fill the remaining position on the Board of Directors. Should Mr. Cooley become unable to serve, proxies may be voted for another person designated by management or the Board. Mr. Cooley has advised that he will serve if elected.

The Board of Directors recommends a vote FOR the election of Mark S. Cooley as a Director for a term expiring at the 2003 Annual Meeting.

Certain Information Regarding Nominee

      The name of the nominee, his age as of the date of the Annual Meeting, the date he first became a director, his principal occupation during at least the past five years, certain other directorships held and certain other biographical information is as set forth below.

Name of Nominee   Age   Current Position(s)    Term nominated to Serve  Director
                                                                         Since
Mark S.  Cooley   41    Director                  Three years             1998

     Mark S. Cooley was appointed as a Director of Avalon in January 1998 and elected to a two year term in the 1998 annual meeting. Mr. Cooley is a Principal of Cooley & Company and Pro Trust Equity Partners. Mr. Cooley was with Citicorp and Chemical Bank for twelve years in their Corporate Finance Divisions in New York and Denver. Mr. Cooley received his Bachelors degree in Economics from DePauw University and an MBA in Finance from Indiana University.

                                Directors

The Company's current directors and director nominees are:

      Name                               Age   Position(s)with the Company
      ----                               ---   ---------------------------

Donald E. Smith .......................   47   Chief Executive Officer, Director
Jerry M. Sunderland ..................    64   President, Director
Robert O. McDonald ...................... 61   Director
Mark S.  Cooley ........................  41   Director and Director Nominee
James P. Wilson.......................... 41   Director

      The following is a brief description of the business experience during the past five years of each of the above-name persons (information concerning Mark
S. Cooley is set forth above):

     Donald E. Smith is the founder of the Company's corrections operations and has served as the Chief Executive Officer of Avalon and its subsidiaries since their inception. Mr. Smith has owned, managed and developed a number of private corporations since 1985 to provide private corrections, health care and other related services. Mr. Smith received a Bachelor of Science degree in 1974 from Northwestern State College. Mr. Smith was employed by Arthur Andersen & Co. for seven years prior to founding the Company.

     Jerry M. Sunderland joined the Company in 1988 and has served as President of Avalon since June 1995. Mr. Sunderland also serves as a Director of Avalon and its subsidiaries. Mr. Sunderland has in excess of 38 years of experience in developing and operating quality programs and facilities for adult offenders. Mr. Sunderland was employed by the Oklahoma Department or Corrections for sixteen years including ten years as warden of a maximum security prison. Mr. Sunderland also served as an agent for the Oklahoma State Bureau of Investigation for twelve years. Mr. Sunderland has a Bachelors degree in Sociology and a Masters degree in Corrections.

     Robert O. McDonald was appointed as a Director of Avalon in October, 1994 and elected at the 1995 Annual Meeting. Mr. McDonald is Chairman of the Board of Directors of Capital West Securities and its parent holding company, Affinity Holding Corp. Mr. McDonald started his investment career in 1961 with Allen and Company and left in 1967 to form

McDonald Bennahum and Co., which later joined with Ladenburg Thalmann and Co. where Mr. McDonald was a Senior Partner. Mr. McDonald joined Planet Oil Mineral Corporation in 1971 and became president in 1973. From 1975 until 1993, Mr. McDonald was affiliated with Stifel Nicolaus & Company and headed its municipal syndicated effort. Mr. McDonald received a Bachelor's Degree in Finance from the University of Oklahoma in 1960. He also served as an Officer in the United States Army and Army Reserve.

      James P. Wilson was appointed as an interim Director of Avalon in September 1998, and elected by the shareholders at the 1999 annual meeting. Mr. Wilson is a managing partner in the investment firm of Rice, Sangalis, Toole & Wilson. Prior to founding Rice, Sangalis, Toole & Wilson, Mr. Wilson was a vice president with First Texas Merchant Banking Group, and was also an audit manager with Arthur Young & Co. Mr. Wilson received a BBA degree from Texas A&M University, and is a Certified Public Accountant.

             VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth, as of March 31, 2000, information concerning the beneficial ownership of the Company's Class A Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company and (iv) all directors and executive officers as a group. To the best of the Company's knowledge, each of the persons named in the table has sole voting and investment power with respect to all the shares of Common Stock beneficially owned by such person as set forth opposite such person's name except as otherwise noted.



                         Amount and
                          Nature of
                         Beneficial
                          Ownership          Total
                          of Common Percent  Voting
Name & Address               Stock  of Class Percentage
--------------               -----  -------------------

Donald E. Smith (2)
13401 Railway Drive       1,096,867   23.26%   21.79%
Oklahoma City, OK               (1)
73114

RSTW Partners III(3)
5847 San Felipe,Suite
4350                      1,622,448   34.40%   34.40%
Houston, TX 77057

Jerry M. Sunderland (2)
13401 Railway Drive         106,865   2.22%      *
Oklahoma City, OK
73114

Robert O. McDonald (2)
3316 Preston Drive
Oklahoma City, OK            44,848     *        *
73120

Mark S.  Cooley (2)
5575 DTC Pkwy,
Suite320                      1,255     *        *
Englewood, CO 80111

Randall J.  Wood (2)
13401 Railway Drive
Oklahoma City, OK 73114        10,485   *        *

Tiffany Smith (2)
13401 Railway Drive
Oklahoma City, OK 73114        33,260   *        *

Timothy E. West (2)
13401 Railway
Drive                         8,565     *        *
Oklahoma City, OK  73114

Shawn Sunderland (2)
13401 Railway Drive
Oklahoma City, OK  73114      5,155     *        *

Lloyd Lovely (2)
13401 Railway Drive           1,500
Oklahoma City, OK  73114

Eric S. Gray (5)
13401 Railway Drive           6.878
Oklahoma City, OK 73114

Ron Champion (2)
13401 Railway Drive           2,918
Oklahoma City, OK 73114

All executive
officers and           1,318,596(1)     27.96%   21.87%
directors as a                  (2)
group
(11 persons)

 ------------------

* Less than 1%.

(1) Includes  61,542 shares owned by Mr. Smith's  children.

(2)Includes 69,138 shares to Mr. Smith, 106,865shares to Mr. J. Sunderland, 44,848 shares to Mr. McDonald, 1,255 shares to Mr. Cooley, 10,485 shares to Mr. Wood, 32,650 shares to Ms. Smith, 8,565 shares to Mr. West, 5,155 to Mr. S. Sunderland, 1,500 shares to Mr. Lovely, 3,878 shares to Mr. Gray and 2,918 shares to Mr. Champion issuable within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

(3) James P. Wilson is a managing partner of RSTW Partners III L.P. Mr. Wilson disclaims any beneficial interest in the shares represented.

Note: Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if he has or shares the powers to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares held by them.

                            EXECUTIVE OFFICERS

The Company's current officers are:

      Name                          Age   Position(s) with the Company
      ----                          ---   ----------------------------

      Donald E. Smith ............   47    Chief Executive Officer, Director
      Jerry M. Sunderland ........   64    President, Director
      Tim West ...................   50    Vice President of Operations
      Randall J.  Wood ...........   42    Corporate Secretary and Counsel
      Tiffany Smith ..............   32    Vice President of  Corporate
                                           Communications, Asst Corp. Secretary
      Lloyd Lovely  ..............   50    Vice President of Finance
      Shawn Sunderland............   35    Vice President of Oklahoma Operations
      Ron Champion ...............   46    Vice President of Operations
      Eric Gray ..................   43    Vice President and Counsel

      In March of 2000, Vice President of Finance, Paul Voss, age 32, left the company to pursue other interests.

Officers of the Company -


      The following is a brief description of the business experience during the past five years of each of the above-name officers who are not Directors or Director nominees:

     Tim West joined Avalon as Vice President of Operations in May 1998 and was promoted to Senior Vice President of Operations in February 1999. Mr. West has in excess of 25 years of experience designing, developing, and operating correctional institutions. Mr. West is jointly responsible for Avalon's correctional operations, including recruitment and training of personnel, maintaining accreditation by the American Correctional Association, and compliance with contractual requirements. Mr. West has served in numerous capacities in the Texas criminal justice system, most recently as the Senior Warden at the Mark W. Stiles Unit in Huntsville, Texas. Mr. West also served as the project director for the "Michael Prototype" in the Texas prison system. Mr. West received a Bachelors and Masters Degree in Contemporary Corrections from the Institute for Contemporary Corrections and the Behavioral Sciences at Sam Houston University.

     Randall J. Wood joined Avalon in 1995 and serves as Corporate Secretary and Counsel for the Company. Prior to joining the Company in 1995, Mr. Wood's practice was focused primarily in the field of real property and commercial litigation. Mr. Wood practiced with the firm of Stack & Barnes, P.C. for ten years, and was with the firm of Hammons, Vaught & Conner prior to joining the Company. Mr. Wood is a member of the Oklahoma Bar Association and is authorized to practice in Oklahoma Federal Courts and the Tenth Circuit Court of Appeals. Mr. Wood is responsible for the duties of the Corporate Secretary, management of legal matters, and compliance with government regulations for the Company and subsidiaries. Mr. Wood received his law degree from the University of Oklahoma in 1983.

     Tiffany Smith joined the Company in 1994 as the Public Information Officer and was promoted to Assistant Corporate Secretary for the Company in 1997 and to Vice President of Corporate Communications in 1999. Ms. Smith served for four years as marketing manager for Eagle Picher Industries, a New York Stock Exchange listed company, prior to joining Avalon. Ms. Smith has developed and is responsible for directing the Company's Corporate Communications and Public Relations department and implementing marketing strategies. Ms. Smith is the primary contact for the Company's shareholders and investors. Ms. Smith received a Bachelors Degree in Business Administration, Marketing and Management from Missouri Southern State College. Ms. Smith is the spouse of Donald Smith, Chief Executive Officer.

     Lloyd Lovely joined the Company as Vice President of Finance in March 2000. Mr. Lovely is a Certified Public Accountant and is primarily responsible for financial reporting and corporate administration for the Company. Prior to joining the company Mr. Lovely was Business Manager at the OU Health Sciences Center, Department of Dermatology. Mr. Lovely was a Controller at professional Home Care, Inc. from 1995 to 1999 and a Controller at Lyntone Belts from 1984 to 1995. From 1977 to 1984 Mr. Lovely was Senior Director of General Accounting at T.G. & Y. Stores Co., Inc. Mr. Lovely holds a Bachelor of Science Degree in Accounting and a Masters Degree in Business Administration from Central State University.

     Shawn Sunderland joined the Company in 1997 and was promoted to Vice President of Oklahoma Operations in 1999. Mr. Sunderland has been engaged in the corrections and law enforcement industry for more than 9 years. Mr. Sunderland is responsible for Oklahoma halfway house operations as well as Operations at the Company's Union City Juvenile Center. Mr. Sunderland is the son of Jerry Sunderland, President.

     Ron Champion joined the Company in July 1999 as Vice President of Operations. Mr. Champion has in excess of 25 years of corrections experience with special skills in facility operations in community corrections and adult secure institutions. Mr. Champion is responsible for Avalon's Colorado correctional operations, including the operations in Adams and Greeley Counties. Mr. Champion has served in numerous capacities in the Oklahoma prison system, most recently as the Warden at R.B. "Dick" Conner Correctional Center a 1,260-Bed Adult Male Medium Security Facility in Hominy, Oklahoma. Mr. Champion received a Bachelors Degree in Criminal Justice Administration from Central State University in Edmond, Oklahoma.

     Eric Gray joined the Company as Corporate Counsel in June 1999. Mr. Gray serves as Corporate Counsel for the Company and is responsible for various administrative functions. Mr. Gray's responsibilities include pending litigation matters, contract review and State Law compliance issues. Mr. Gray is also responsible for administering and directing the Company's activities regarding implementation of the Oklahoma Community Sentencing Act, Oklahoma nighttime and weekend incarceration, and Oklahoma mandated prison transition legislation. Mr. Gray has also directed the Company's school contract negotiations for the Union City Juvenile Center. Mr. Gray received a Bachelor's Degree in Political Science and Philosophy from the University of Pittsburgh in 1978 and the Degree of Juris Doctor with Distinction from Oklahoma City University in 1981.

The following officer of the Company during 1999 is no longer associated with the Company:

     Paul D. Voss joined the Company as Vice President of Finance in January 1998 and departed in March 2000. Mr. Voss was primarily responsible for financial reporting and corporate administration for the Company. Mr. Voss was Controller at Magic Circle Energy from 1994 to 1996. Mr. Voss was a senior auditor for Grant Thornton for five years and more recently an accounting manager for Finley & Cook, P.L.L.C. Mr. Voss received a degree in Business Administration from Angelo State University in 1989.

Information with Respect to Standing Committees of the Board and Meetings.

      Three meetings of the Board of Directors were held during the last fiscal year, which were attended by all of the Directors. Attendance fees of $500 per meeting were paid to Messrs. McDonald and Cooley in connection with said meetings. The Board also took action by unanimous written consents in lieu of meetings on three occasions. Board members do not receive directors fees for serving in such capacities, and board members also serving as officers do not receive attendance fees for attendance at meetings.

      The Company does not utilize a compensation or nominating committee. However, the Board has appointed an audit committee consisting of Messrs. Smith, McDonald and Cooley. Two of the members of the audit committee are outside board members. The audit committee met one time during 1999. The audit committee reviews Company performance and monitors company accounting functions.

Executive Compensation

      The following table sets forth the compensation paid or accrued during each of the years in the three years ended December 31, 1999, to the Company's Chief Executive Officer, Donald E. Smith and the Company's President, Jerry
Sunderland:

                       Summary Compensation Table

            Annual Compensation           Long Term Compensation
            -------------------           ----------------------
Name and          Year  Salary  Other Annual     Securities        All Other
Principal                       Compensation     Underlying       Compensation2
Position                                         Options/SAR
                                                  Awards (#)1

Donald E. Smith   1999  $60,000  $1,309(3)         66,530
Smith,            1998  $60,000                     9,370
Chief             1997  $60,000
Executive
Officer

Jerry             1999  $135,00   $252(4)         42,790
Sunderland,       1998  $105,865   $260            9,370
President       1997     $78,808   $185



Employment Agreements

      Employment Contracts. The Company has entered into a written employment agreement with two of its executive officers, its Chief Executive Officer, Donald E. Smith , and its President, Jerry Sunderland. Both contracts are for a three-year term and commenced in August, 1997, providing for first-year salaries of $60,000 and $85,000 (subject to certain conditions), respectively, and subsequent-year salaries to be determined by the Board of Directors of the Company. Effective August 9, 1998, the salary of Jerry Sunderland was increased to $135,000. In September of 1998, the Board of Directors authorized the amendment of the employment agreement of Donald E. Smith to allow for an annual base salary of $85,000. However, Donald E. Smith has not taken this increase pursuant to a previous commitment regarding the sale of certain assets related to discontinued operations. The Company has committed to initiate a retirement plan in which Donald E. Smith will

----------
     1 Employee stock options of 131,900 for Don Smith and 76,900 for Jerry Sunderland granted before December 29, 1999 and years prior to 1999 were forfeited and replaced with options granted on December 29, 1999 in the amount shown. The replacement options were granted with an exercise price at the market value on December 29, 1999 of $1.75. All existing employee option holders were offered the right to convert and replace existing options with exercise prices above $1.75 with a reduced number of options at $1.75, no change in vesting terms, and an extension of the expiration date to ten years from the conversion date.

     2 Company matching of 401(k) contributions of $43.27 and $97.36 for Mr. Smith and Mr. Sunderland, respectively. The Company has a Retirement Compensation Plan with its CEO and President. The unfunded accrual for this Plan is $94,000.

     3 Includes $1,309 for the use of an automobile.

     4 Company paid life insurance.

participate. The employment agreements also contain provision for severance pay and disability payments, as well as a non-compete agreement preventing them from engaging in a business deemed similar to that of the Company for a period of one year from the cessation of their employment. The Company's other officers and directors are employed by the Company pursuant to verbal agreements.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The attention of the shareholders is directed to Financial Statement Note 8 on pages 22 and 23 and Financial Statement Note 14 on page 28 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 (copies of which were mailed together with the Proxy Statements), describing in detail certain relationships and transactions involving the Company and certain officers and directors of the Company. Such matters pertain to the execution of employment agreements as described hereinabove, guarantee the Company's financial obligations, and other related party transactions.

                           SECTION 16A FILINGS

      Messrs. Smith, Sunderland, Cooley and McDonald as well as RSTW Partners III are required to file pursuant to 16(a) of the Securities and Exchange Act of 1934, a statement of any changes in ownership of the Company's securities within 10 days after the end of any month in which a transaction took place and an annual statement of ownership of the Company's securities within 45 days after the end of the Company's fiscal year. Through inadvertence the annual statements of ownership were not timely filed. Upon having the matter brought to the attention of the respective parties all required filings for the annual statement of ownership on Form 5 with the Securities and Exchange Commission were made in 2000.


                          PROPOSAL TO RATIFY THE
                          ENGAGEMENT OF AUDITORS
                              (Proposal Two)

      The Company's Board of Directors has selected Grant Thornton, L.L.P., as the Company's independent public accountants and auditors for the fiscal year ending December 31, 2000 and will ask the Shareholders to ratify that selection at the Annual Meeting. Grant Thornton L.L.P., served as the Company's independent certified accountants and auditors for the fiscal years ended December 31, 1996, 1997, 1998 and 1999. A representative of Grant Thornton, L.L.P., is expected to attend the Annual Meeting and will be provided an opportunity to make a statement if desired, and/or to answer appropriate questions from Shareholders, if any.

     The  Board   recommends  a  vote  FOR  ratification  and  approval  of  the
appointment  of  Grant  Thornton,   LLP  as  the  Company's  independent  public
accountants and auditors for fiscal year ended December 31, 2000.

SHAREHOLDER PROPOSALS

      No   Shareholder   proposals  have  been  submitted  to  the  Company  for
consideration at the Annual Meeting. Should a Shareholder wish to present a proposal at the 2001 Annual

Meeting of Shareholders, such proposal must be received by the Company at its address shown on this Proxy Statement prior to January 10, 2001. Any proposals received by that date will be reviewed by the Board to determine whether it is a proper proposal to present to the 2001 Annual Meeting.

                              VOTE REQUIRED

      A one-third (1/3) of the Company's Shares of Common Stock issued and outstanding as of April 10, 2000 shall constitute a quorum at the Annual Meeting. The affirmative vote of at least a majority of the Shares represented at the Annual Meeting is required for all proposals to come before the Meeting. The Company anticipates that all proposals will be approved.

                              OTHER MATTERS


      As of the date of this Proxy Statement, the Board of Directors does not intend to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting, nor has the Board been informed that any other person intends to present any additional matter. However, if any other matters are brought before the Meeting, the proxies served in the enclosed form of proxy will vote in accordance with their judgment on such matters.


           ANNUAL REPORTS AND CONSOLIDATED FINANCIAL STATEMENTS


      Copies of the Company's Annual Report as filed with the Securities and Exchange Commission on Form 10-KSB, including consolidated financial statements for the year ended December 31, 1999, are enclosed together with the Proxy Statement. Additional copies may be obtained, upon payment of the reasonable expenses involved, by writing to the Company at its address set forth in the Proxy Statement.

                                        By Order of the Board of Directors


April 17, 2000                                   /s/ Randall J.  Wood
                                                ---------------------------
                                                Randall J.  Wood, Secretary


YOUR COOPERATION IN GIVING THIS MATTER YOUR IMMEDIATE ATTENTION AND RETURNING YOUR PROXY PROMPTLY WILL BE APPRECIATED





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